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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2003

                                  Bluefly, Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   001-14498                13-3612110
  ----------------------------    ----------------     -------------------------
  (State or other jurisdiction    (Commission File           (IRS Employer
        of incorporation)             Number)             Identification Number)

         42 West 39th Street, New York, New York         10018
         ----------------------------------------      ----------
         (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (212) 944-8000

         ______________________________________________________________
         (Former name or former address, if changed since last report.)

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ITEM 7.  FINANCIAL INFORMATION AND EXHIBITS.

(c)     Exhibits

99.1    Press release issued by the Company on April 29, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

In accordance with guidance from the Securities and Exchange Commission in Release No. 33-8216, the information furnished under this Item 9 ("Regulation FD Disclosure") is intended to be furnished under Item 12 ("Results of Operations and Financial Condition"). The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On April 29, 2003, Bluefly, Inc. (the "Company") issued a press release (the "Press Release") announcing certain financial results for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BLUEFLY, INC.
                                           (Registrant)

Date: April 29, 2003                       By: /s/ Patrick C. Barry
                                               ---------------------------------
                                           Name:  Patrick C. Barry
                                           Title: Chief Operating Officer and
                                                  Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit No.

99.1    Press release issued by the Company on April 29, 2003.